                                         Chase Manhattan Bank USA, N.A.
                                      Monthly Certificateholder's Statement

                                         Chase Credit Card Master Trust
                                                  Series 1995-2
                                                                                               Distribution Date: 1/15/99

Section 5.2 - Supplement                                  Class A       Class B      Collateral           Total
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00           0.00          0.00               0.00

(ii)     Monthly Interest Distributed                    3,115,000.00     181,245.17    243,943.47       3,540,188.64
         Deficiency Amounts                                      0.00           0.00                             0.00
         Additional Interest                                     0.00           0.00                             0.00
         Accrued and Unpaid Interest                                                          0.00               0.00

(iii)    Collections of Principal Receivables           69,687,954.43   3,959,437.28  5,543,465.60      79,190,857.31

(iv)     Collections of Finance Charge Receivables       9,738,425.56     553,304.88    774,662.24      11,066,392.68

(v)      Aggregate Amount of Principal Receivables                                                  16,844,058,341.94

                                     Investor Interest 600,000,000.00  34,090,000.00 47,728,181.82     681,818,181.82
                                     Adjusted Interest 600,000,000.00  34,090,000.00 47,728,181.82     681,818,181.82

                                              Series
         Floating Investor Percentage             4.05%        88.00%          5.00%         7.00%            100.00%
         Fixed Investor Percentage                4.05%        88.00%          5.00%         7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                        95.43%
                30 to 59 days                                                                                   1.49%
                60 to 89 days                                                                                   1.00%
                90 or more days                                                                                 2.08%
                                                                                                      ----------------
                                           Total Receivables                                                  100.00%

(vii)    Investor Default Amount                         3,610,316.97     205,126.18    287,189.77       4,102,632.92

(viii)   Investor Charge-Offs                                    0.00           0.00          0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00          0.00

(x)      Servicing Fee                                     500,000.00      28,408.33     39,773.48         568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                        12.26%

(xii)    Reallocated Monthly Principal                                          0.00          0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00  34,090,000.00 47,728,181.82     681,818,181.82

(xiv)    LIBOR                                                                                               5.53547%

(xv)     Principal Funding Account Balance                                                                       0.00

(xvi)    Accumulation Shortfall                                                                                  0.00

(xvii)   Principal Funding Investment Proceeds                                                                   0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                      ================

(xix)    Available Funds                                 9,238,425.56     524,896.55    734,888.76      10,498,210.86

(xx)     Certificate Rate                                    6.23000%       6.38000%      5.93547%

------------------------------------------------------------------------------------------------------------------

                                      Chase Manhattan Bank USA, N.A.
                                   Monthly Certificateholder's Statement
                                      Chase Credit Card Master Trust
                                               Series 1995-3
                                                                                          Distribution Date: 1/15/99:

Section 5.2 - Supplement                                    Class A        Class B       Collateral          Total
----------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00           0.00          0.00              0.00

(ii)     Monthly Interest Distributed                    2,336,250.00     136,149.60    182,400.73      2,654,800.33
         Deficiency Amounts                                      0.00           0.00                            0.00
         Additional Interest                                     0.00           0.00                            0.00
         Accrued and Unpaid Interest                                                          0.00              0.00

(iii)    Collections of Principal Receivables           52,265,965.82   2,969,636.03  4,157,541.13     59,393,142.98

(iv)     Collections of Finance Charge Receivables       7,303,819.17     414,986.77    580,988.57       8,299,794.51

(v)      Aggregate Amount of Principal Receivables                                                  16,844,058,341.94

                                     Investor Interest 450,000,000.00  25,568,000.00  35,795,636.36    511,363,636.36
                                     Adjusted Interest 450,000,000.00  25,568,000.00  35,795,636.36    511,363,636.36

                                            Series
         Floating Investor Percentage         3.04%        88.00%        5.00%         7.00%                   100.00%
         Fixed Investor Percentage            3.04%        88.00%        5.00%         7.00%                   100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
               Current                                                                                          95.43%
               30 to 59 days                                                                                     1.49%
               60 to 89 days                                                                                     1.00%
               90 or more days                                                                                   2.08%
                                                                                                       ---------------
                                            Total Receivables                                                  100.00%

(vii)    Investor Default Amount                         2,707,737.73     153,847.64     215,389.32      3,076,974.69

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     375,000.00      21,306.67      29,829.70        426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                         12.26%

(xii)    Reallocated Monthly Principal                                          0.00           0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  450,000,000.00  25,568,000.00  35,795,636.36    511,363,636.36

(xiv)    LIBOR                                                                                                   5.53547%

(xv)     Principal Funding Account Balance                                                                       0.00

(xvi)    Accumulation Shortfall                                                                                  0.00

(xvii)   Principal Funding Investment Proceeds                                                                   0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                        ===============

(xix)    Available Funds                                 6,928,819.17     393,680.11     551,158.87      7,873,658.14

(xx)     Certificate Rate                                6.23000%         6.39000%       6.06047%

------------------------------------------------------------------------------------------------------------------------

                                   Chase Manhattan Bank USA, N.A.
                                Monthly Certificateholder's Statement

                                   Chase Credit Card Master Trust
                                            Series 1996-1
                                                                                 Distribution Date: 1/15/99

Section 5.2 - Supplement                                        Class A      Class B    Collateral            Total
--------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                            0.00          0.00           0.00                 0.00

(ii)      Monthly Interest Distributed                     3,237,500.00    189,248.43     284,599.01         3,711,347.44
          Deficiency Amounts                                       0.00          0.00                                0.00
          Additional Interest                                      0.00          0.00                                0.00
          Accrued and Unpaid Interest                                                           0.00                 0.00

(iii)     Collections of Principal Receivables           81,302,613.50   4,619,382.21   6,467,337.82        92,389,333.53

(iv)      Collections of Finance Charge Receivables      11,361,496.48     645,527.77     903,767.21        12,910,791.46

(v)       Aggregate Amount of Principal Receivables                                                    16,844,058,341.94

                                    Investor Interest   700,000,000.00  39,772,000.00  55,682,545.45      795,454,545.45
                                    Adjusted Interest   700,000,000.00  39,772,000.00  55,682,545.45      795,454,545.45

                                         Series
          Floating Investor Percentage   4.72%       88.00%       5.00%        7.00%                              100.00%
          Fixed Investor Percentage      4.72%       88.00%       5.00%        7.00%                              100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.43%
                30 to 59 days                                                                                       1.49%
                60 to 89 days                                                                                       1.00%
                90 or more days                                                                                     2.08%
                                                                                                         ----------------
                                         Total Receivables                                                        100.00%

(vii)     Investor Default Amount                         4,212,036.47     239,315.88     335,052.73        4,786,405.08

(viii)    Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)       Servicing Fee                                     583,333.33      33,143.33      46,402.12          662,878.79

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                           12.26%

(xii)     Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  700,000,000.00  39,772,000.00  55,682,545.45      795,454,545.45

(xiv)     LIBOR                                                                                                     5.53547%

(xv)      Principal Funding Account Balance                                                                         0.00

(xvi)     Accumulation Shortfall                                                                                    0.00

(xvii)    Principal Funding Investment Proceeds                                                                     0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                          ================

(xix)     Available Funds                                10,778,163.15     612,384.44     857,365.08       12,247,912.67

(xx)      Certificate Rate                         5.55000%    5.71000%     5.93547%

--------------------------------------------------------------------------------------------------------------------------

                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust
                                           Series 1996-2
                                                                                 Distribution Date:  1/15/99

Section 5.2 - Supplement                                  Class A          Class B      Collateral              Total
-----------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00           0.00           0.00               0.00

(ii)     Monthly Interest Distributed                    2,740,833.33     160,416.67     236,796.35       3,138,046.35
         Deficiency Amounts                                      0.00           0.00                              0.00
         Additional Interest                                     0.00           0.00                              0.00
         Accrued and Unpaid Interest                                                           0.00               0.00

(iii)    Collections of Principal Receivables           63,880,624.90   3,629,580.96   5,081,413.34      72,591,619.20

(iv)     Collections of Finance Charge Receivables       8,926,890.09     507,209.66     710,093.53      10,144,193.29

(v)      Aggregate Amount of Principal Receivables                                                   16,844,058,341.94

                                     Investor Interest 550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00
                                     Adjusted Interest 550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00

                                       Series
         Floating Investor Percentage     3.71%      88.00%       5.00%        7.00%                            100.00%
         Fixed Investor Percentage        3.71%      88.00%       5.00%        7.00%                            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                          95.43%
                30 to 59 days                                                                                     1.49%
                60 to 89 days                                                                                     1.00%
                90 or more days                                                                                   2.08%
                                                                                                       ----------------
                                      Total Receivables                                                         100.00%

(vii)    Investor Default Amount                         3,309,457.22     188,037.34     263,252.28       3,760,746.85

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     458,333.33      26,041.67      36,458.33         520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                          12.26%

(xii)    Reallocated Monthly Principal                                          0.00           0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  550,000,000.00  31,250,000.00  43,750,000.00     625,000,000.00

(xiv)    LIBOR                                                                                                    5.53547%

(xv)     Principal Funding Account Balance                                                                        0.00

(xvi)    Accumulation Shortfall                                                                                   0.00

(xvii)   Principal Funding Investment Proceeds                                                                    0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                           ==============

(xix)    Available Funds                                 8,468,556.76     481,168.00     673,635.20       9,623,359.95

(xx)     Certificate Rate                          5.98000%    6.16000%     6.28547%

---------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                             Series 1996-3
                                                                                     Distribution Date:  1/15/99

Section 5.2 - Supplement                                       Class A      Class B     Collateral            Total
--------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                            0.00          0.00           0.00                0.00

(ii)     Monthly Interest Distributed                     2,434,132.89    141,813.47     177,380.44        2,753,326.80
         Deficiency Amounts                                       0.00          0.00                               0.00
         Additional Interest                                      0.00          0.00                               0.00
         Accrued and Unpaid Interest                                                           0.00                0.00

(iii)    Collections of Principal Receivables           47,850,420.88   2,718,759.40   3,806,407.28       54,375,587.56

(iv)     Collections of Finance Charge Receivables       6,686,776.29     379,928.44     531,919.96        7,598,624.69

(v)      Aggregate Amount of Principal Receivables                                                    16,844,058,341.94

                                   Investor Interest   411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86
                                   Adjusted Interest   411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

                                        Series
         Floating Investor Percentage         2.78%      88.00%       5.00%        7.00%                         100.00%
         Fixed Investor Percentage            2.78%      88.00%       5.00%        7.00%                         100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                           95.43%
                30 to 59 days                                                                                      1.49%
                60 to 89 days                                                                                      1.00%
                90 or more days                                                                                    2.08%
                                                                                                        ---------------
                                             Total Receivables                                                   100.00%

(vii)    Investor Default Amount                         2,478,982.03     140,850.50     197,198.17        2,817,030.69

(viii)   Investor Charge-Offs                                    0.00           0.00           0.00                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)      Servicing Fee                                     343,319.17      19,506.67      27,310.37          390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                           12.26%

(xii)    Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  411,983,000.00  23,408,000.00  32,772,440.86      468,163,440.86

(xiv)    LIBOR                                                                                                     5.53547%

(xv)     Principal Funding Account Balance                                                                         0.00

(xvi)    Accumulation Shortfall                                                                                    0.00

(xvii)   Principal Funding Investment Proceeds                                                                     0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                           ===============

(xix)    Available Funds                                 6,343,457.13     360,421.78     504,609.59        7,208,488.49

(xx)     Certificate Rate                              7.09000%    7.27000%     6.28547%

---------------------------------------------------------------------------------------------------------